Supplement dated August 1, 2000
                        to Prospectuses dated May 1, 2000
                                       for
                JPF SEPARATE ACCOUNT A and JPF SEPARATE ACCOUNT C
                 of Jefferson Pilot Financial Insurance Company

This supplement updates certain information contained in the section entitled "The Company" of the Ensemble II, Ensemble III and Ensemble SL prospectuses and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

On June 12, 2000 the Company redomesticated to Nebraska and is now governed by the laws of Nebraska.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("AH Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both AH Life and GLIC were affiliates of the Company. AH Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of AH Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by AH Life and the applicable separate account became a separate account of the Company. GLIC did not have any separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, AH Life and GLIC determined that the merger of three financial strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, AH Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance has approved the merger.

This supplement also updates, and to the extent inconsistent, supersedes information contained in the section of the prospectuses entitled "The Separate Account". The following sentence should be added to that section:

         "As a result of the Company's redomestication to Nebraska on June 12, 2000, the Separate Account is now governed by the laws of the State of Nebraska."